Income tax expense	12 Months Ended
Dec. 31, 2020
Income Taxes [Abstract]
Income tax expense	Income tax expense

	Year Ended December 31,
(in KUSD)	2020	2019	2018
Current income taxes for the year	417	572	218
Current income taxes related to prior years	(90)	10	6
Income tax expense	327	582	224
The Group's expected tax expense for each year is based on the applicable tax rate in each individual jurisdiction, which in 2020 ranged between 13.68% and 21.0% (2019: between 11% and 27%; 2018: between 11% and 27%) in the tax jurisdictions in which the Group operates. The weighted average tax rate applicable to the profits of the consolidated entities was 13.8% (2019: 11.5%; 2018: 11.3%). This increase is due to changes in the mix of the taxable results and the changes in tax rates of the individual group companies.

The tax on the Group's net loss before tax differs from the theoretical amount that would arise using the weighted average applicable tax rate as follows:

	Year Ended December 31,
(in KUSD)	2020	2019	2018
Loss before taxes	245,963	115,902	122,872
Tax calculated at tax domestic rates applicable to profits in the respective countries	(33,319)	(12,332)	(13,321)

Tax effects of:
- Tax losses for which no deferred income tax asset was recognized	26,112	13,187	13,766
- Utilization of R&D tax credit (USA)	(546)	(436)	(310)
- Income not subject to tax / (expenses not deductible for tax purposes)	8,166	156	83
- Tax relating to prior years	(90)	10	6
- Other	4	(3)	—
Income tax expense	327	582	224